Exhibit 10.1

PURCHASE AGREEMENT (the “Agreement”), dated as of October 27, 2010, between Tsakos Energy Navigation Limited, a Bermuda company (the “Company”), and the Purchasers identified on the signature page hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

W I T N E S SE T H:

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, an aggregate of 896,861 shares (the “Shares”) of the Company’s common shares, par value $1.00 per share (the “Common Shares”) in the respective amounts set forth next to each Purchaser’s name on the signature page hereto.

NOW THEREFORE, the parties agree as follows:

ARTICLE I

SALE AND PURCHASE OF SHARES; CLOSING

1.1 Sale and Purchase of the Shares. Upon the terms and conditions hereof, the Company agrees to sell to the Purchasers, and the Purchasers agree to purchase the Shares from the Company concurrently with the closing (the “Closing”) of the Company’s public offering of Common Shares in the United States (the “Public Offering”). The date on which the Closing occurs is referred to herein as the “Closing Date”. The purchase price (the “Purchase Price”) to be paid by each Purchaser to the Company for each Share shall be $11.30.

1.2 Closing. Subject to the terms and conditions hereof, on the Closing Date (i) the Company will deliver to each Purchaser the Shares by electronic delivery, or by physical share certificate or other evidence, as instructed by each Purchaser, registered in the name of such Purchaser or its nominee evidencing the Shares and (ii) each Purchaser shall pay to the Company by wire transfer of immediately available funds or such other form of payment acceptable to the Company the purchase price for the Shares.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers as follows:

2.1 Organization. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

2.2 Valid Issuance of Shares. Upon issuance of the Shares to the Purchasers, the Shares will be duly and validly issued, fully paid and non-assessable, free of any pre-emptive or similar rights.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Each Purchaser hereby represents and warrants with respect to such Purchaser to the Company as follows:

3.1 Not a U.S. Person. The Purchaser is not a “U.S. person” as that term is defined in Rule 902(k) promulgated under the Securities Act, and was not organized under the laws of any United States jurisdiction or formed for the purpose of investing in securities not registered under the Securities Act.

3.2 Compliance with Law. The offer, sale and issuance of the Shares to the Purchaser is in compliance with all applicable securities laws of the Purchaser’s jurisdiction and principal place of business.

3.3 Organization; Power and Authority. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

3.4 Investor Representations.

(a) The Purchaser is acquiring the Shares for its own account as principal, for investment purposes only, and not for or with a view to the resale, or distribution thereof in violation of the Securities Act. Purchaser understands and agrees that the Shares have not been registered under the Securities Act and may not be sold or transferred in the absence of such registration or pursuant to an exemption therefrom. Purchaser agrees that any share certificate or other evidence of the Shares may bear an appropriate legend restricting the transfer of the Shares under the Securities Act.

(b) The Purchaser has been given access to all information regarding the Company and the business, condition and operations of the Company that Purchaser has requested in order to evaluate its investment in the Shares. Purchaser has been given the opportunity to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and other matters pertaining to Purchaser’s investment in the Shares.

ARTICLE IV

CONDITIONS TO CLOSING

The obligations of the Company and each Purchaser hereunder are subject to the condition that prior to, or concurrently with, the purchase and sale of the Shares hereunder the Company shall have completed and closed the Public Offering. If the Public Offering shall not have been completed by November 5, 2010 this Agreement shall terminate automatically.

ARTICLE V

REGISTRATION RIGHTS

5.1 Definitions. For purposes of this Article V:

(a) The term “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

(b) “Registration Statement” means any registration statement of the Company filed under the Securities Act that covers any of the Shares pursuant to the provisions of this Agreement, including any prospectus, amendments or supplements to such registration statement, post-effective amendments, all exhibits and all materials incorporated by reference in such registration statement.

5.2 Registration Shares. If the Company shall at any time after the date which is 90 days after the Closing Date receives a written request from any Purchaser that the Company file a Registration Statement with respect to all or a portion of the Shares (a “Demand Registration”), then, the Company shall promptly prepare and file with the United States Securities and Exchange Commission (“SEC”) a Registration Statement with respect to such number of Shares (the “Registration Shares”) which such Purchaser requests to be registered and use its reasonable efforts to cause such Registration Statement to become effective and keep such Registration Statement effective until such time as all Registration Shares covered thereby have been sold or disposed of thereunder or sold, transferred or otherwise disposed. The Company shall not be required to effect more than one Demand Registration for each Purchaser. The Registration Shares may be registered on such Registration Statement for resale at the market or through an underwriter on a firm commitment or best efforts basis.

5.3 Additional Obligations of the Company. Whenever the Company has filed a Registration Statement under this Article V, the Company shall, as expeditiously as reasonably possible:

(a) Once declared effective, use its reasonable best efforts to keep the Registration Statement effective, if the Shares are to be registered for resale from time to time pursuant to Rule 415 under the Securities Act; at all times for the applicable period specified in Section 5.2 hereof.

(b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered thereby.

(c) Furnish to each Purchaser such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registration Shares covered by the Registration Statement.

(d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such states or other jurisdictions as shall be reasonably requested by each Purchaser, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not so subject.

(e) Notify each Purchaser at any time when a prospectus relating to Registration Shares covered by such Registration Statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and then use its best efforts to promptly correct such statement or omission. Notwithstanding the foregoing and anything to the contrary set forth in this Section 5.3, each Purchaser acknowledges that the Company shall have the right to suspend the use of the prospectus forming a part of a Registration Statement if such offering would interfere with a pending corporate transaction or for other reasons until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Purchaser hereby covenants that it will (a) keep any such notice strictly confidential, and (b) not sell any Registration Shares pursuant to such prospectus during the period commencing at the time at which the Company gives such Purchaser notice of the suspension of the use of such prospectus and ending at the time the Company gives such Purchaser notice that it may thereafter effect sales pursuant to such prospectus. The Company shall only be able to suspend the use of such prospectus for any period aggregating not more than 90 days.

(f) In a registration involving an underwritten offering, the Company will enter into customary agreements (including an underwriting agreement in customary form, including representations and warranties relating to the Company, indemnification, contribution and lock up provisions) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registration Shares.

(g) In a registration involving an underwritten offering, the Company shall furnish to each underwriter a signed counterpart, addressed to such underwriter, of an opinion or opinions of counsel to the Company and a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter reasonably requests.

5.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article V with respect to the Registration Shares that each Purchaser shall furnish to the Company such information regarding itself, the Registration Shares held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Purchaser’s Registration Shares and as may be required from time to time to keep such registration current.

5.5 Expenses of Registration. All expenses incurred by or on behalf of the Company in connection with the registration, filing or qualification pursuant to Section 5.2, including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company. In no event shall the Company be obligated to bear any underwriting discounts or commissions or brokerage fees or commissions relating to Registration Shares or the fees and expenses of counsel to any Purchaser.

5.6 Indemnification. In the event any Registration Shares are included in a Registration Statement under this Article V:

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Purchasers and their respective affiliates and each underwriter (if any), and their respective directors, officers, general and limited partners, agents and representatives (and the directors, officers, affiliates and controlling persons thereof), and each other person, if any, who controls each Purchaser or any underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state or foreign law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such statement is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such omission is not corrected in the final prospectus), or (iii) any violation or alleged violation by the Company in connection with the registration of Registration Shares under the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each Purchaser, each underwriter (if any), each affiliate or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Purchaser or controlling person of such Purchaser. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(b) To the extent permitted by law, each Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration

Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other holder selling securities in such registration statement and any controlling person of any such underwriter or other holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such registration; and such Purchaser will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Purchaser, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 5.6(b) exceed the gross proceeds from the offering received by such Purchaser.

(c) The obligations of the Company and the Purchasers under this Section 5.6 shall survive the completion of any offering of Registration Shares in a Registration Statement under this Article V.

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement (if any) entered into in connection with any underwritten public offering of the Registration Shares are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

5.7 No Assignment of Registration Rights. The rights to cause the Company to register Shares pursuant to this Article V may only be assigned by any Purchaser to a transferee or assignee of any Shares if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

5.8 Waiver Procedures. The observance by the Company of any provision of this Article V may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of each Purchaser.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested, or mailed by nationally recognized overnight courier prepaid, to the parties hereto at the addresses or facsimile numbers set forth on the signature page to this Agreement.

6.2 Right to Rely. Notwithstanding any right of any party (whether or not exercised) to investigate the affairs of any other party contained in this Agreement, each party has the right to rely fully upon the representations, warranties, covenants and agreements contained in this Agreement.

6.3 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned; provided, however, that each Purchaser may assign its rights under this Agreement to any of its affiliates which acquires the Shares. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

6.4 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Bermuda, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than Bermuda.

6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, this Purchase Agreement has been duly executed and delivered by the duly authorized representative of each party hereto as of the date first above written.

Tsakos Energy Navigation Limited

By:	/s/ Paul Durham
Name: Paul Durham Title: Chief Financial Officer

PURCHASERS:

Kelley Enterprises Inc.

By:	/s/ P. Efthimiades
Name: P. Efthimiades Title: Director

Number of Shares: 424,424

Marsland Holdings Limited

By:	/s/ E. Saroglou
Name: E. Saroglou Title: Director

Number of Shares: 260,432

Redmont Trading Corp.

By:	/s/ Thomas K. Zafiras
Name: Thomas K. Zafiras Title: President

Number of Shares: 212,005